UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  May 21, 2003

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

         0-20852                                        16-1387013
         -------                                        ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York    14513
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               (Address of principal executive offices)    (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financials and Exhibits.

     (a) Financial Statements of Business Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         99.1 Press Release dated May 21, 2003

Item 9. Regulation FD Disclosure.

     The Company announced that it has been awarded a contract for its BA-5390/U battery (previously UBI5390) valued at approximately $19 million, by the U.S. Army Communications Electronics Command (CECOM). Refer to the attached Exhibit
99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ULTRALIFE BATTERIES, INC.

Dated: May 21, 2003                         By: /s/Robert W. Fishback
-------------------                             -------------------------
                                                Robert W. Fishback
                                                Vice President - Finance and
                                                Chief Financial Officer


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                                Index to Exhibits

(99) Additional Exhibits

     99.1 Press Release dated May 21, 2003


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